                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6732

            Van Kampen Advantage Pennsylvania Municipal Income Trust
-------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
-------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   10/31

Date of reporting period:   4/30/04

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Pennsylvania Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 04/30/04

ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
SYMBOL: VAP
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (09/25/92)     7.63%          6.48%

10-Year                        7.53           7.40

5-year                         6.45           5.18

1-Year                         2.87          -4.66

6-Month                        1.40          -4.79
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Pennsylvania Municipal Bond Index is a broad-based statistical composite of Pennsylvania municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen Advantage Pennsylvania Municipal Income Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Dennis Pietrzak, Executive Director; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout most of the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1) Team members may change without notice at any time.
 2

While other states suffered during the period, Pennsylvania's economy remained strong thanks to its ongoing tradition of fiscal discipline. The bulk of the state's issuance continued to be in the education sector, which has over time tended to be active in its issuance of new as well as refunded debt. The weakest segment of the state economy was Pittsburgh, which was downgraded from investment grade to BB/Ba because of revenue shortfalls.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Pennsylvania Municipal Bond Index, but underperformed on a market-price basis. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows for much of the period, the difference between short-and longer-term rates was relatively high. This made using leverage a particularly profitable approach in the early months of the period, and added to the trust's returns.

As yields rose toward the end of the period, the prices of bonds declined. The trust's use of leverage magnified this negative movement. However, the portfolio saw strong relative performance from its higher-yielding holdings during the period, which counterbalanced the effects of the leverage and helped produce a total return on an NAV basis higher than that of the benchmark, which is not leveraged.

The trust's performance was also modestly hampered by its bias, relative to the benchmark, toward high-quality securities. Municipal bond investors during the period responded to the improving economy by reducing the yield spreads between higher and lower-rated bonds (yield spreads reflect the premium

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

----------------------------------------------------------
                                  LEHMAN BROTHERS
      BASED ON     BASED ON         PENNSYLVANIA
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       1.40%        -4.79%             1.13%
----------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed. The portfolio had approximately 86 percent exposure to bonds rated AA/Aa or higher at the end of the period.

One of our key strategies in managing the trust was to adjust the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 15- to 20-year segment of the curve. Many of the securities we identified had the added appeal of premium coupons and 10-year call dates, which served to add income to the portfolio while limiting its interest-rate exposure.

The trust's trading activity during the period was below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of housing bonds that were called away by their issuers during the period. In other cases we sold bonds that met their performance objectives during the period. We reinvested this cash into securities with more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across all major municipal bond sectors. This long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. The three largest sector exposures at the end of the period were water and sewer, public education and higher education.

Looking ahead, it is impossible to predict whether interest rates will continue to trend upward, but we believe that the trust is well positioned to weather further increases in interest rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Water & Sewer                 17.9%         AAA/Aaa                        72.8%
Public Education              17.2          AA/Aa                          12.9
Higher Education              15.9          A/A                             8.4
Health Care                   13.2          BBB/Baa                         5.9
General Purpose               10.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  153.9%
          PENNSYLVANIA  152.4%
$1,000    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.125%   03/01/32   $  1,004,930
 1,500    Allegheny Cnty, PA Higher Ed Bldg Carnegie
          Mellon Univ..................................... 5.250    03/01/32      1,519,395
 3,250    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
          Dev Inc Proj Rfdg (MBIA Insd)................... 6.300    09/01/13      3,294,265
   905    Allegheny Cnty, PA Residential Mtg Single Family
          Ser KK-2 (AMT) (GNMA Collateralized)............ 5.750    05/01/33        926,005
 1,000    Allegheny Cnty, PA San Auth Swr (MBIA Insd)..... 5.750    12/01/13      1,121,810
 1,830    Allegheny Cnty, PA San Auth Swr (MBIA Insd)..... 5.750    12/01/18      2,039,553
 2,000    Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd)........................................... 5.500    12/01/24      2,116,600
 2,640    Bensalem Twp, PA Sch Dist (FGIC Insd)........... 5.000    08/15/18      2,749,824
 1,150    Bucks Cnty, PA Wtr & Swr Rev Neshaminy
          Interceptor Ser A (AMBAC Insd).................. 5.375    06/01/14      1,251,844
 1,215    Bucks Cnty, PA Wtr & Swr Rev Neshaminy
          Interceptor Ser A (AMBAC Insd).................. 5.375    06/01/15      1,315,250
   870    Carbon Cnty, PA Indl Dev Auth Panther Creek
          Partn Proj Rfdg (AMT) (LOC: Paribas & Union Bk
          of CA Intl)..................................... 6.650    05/01/10        937,956
 1,500    Central Dauphin, PA Sch Dist (FSA Insd) (a)..... 5.000    12/01/19      1,564,545
 1,115    Chichester Sch Dist PA (FGIC Insd)..............   *      03/01/19        548,056
 5,000    Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Western PA Hosp Proj B Rfdg (Escrowed to
          Maturity) (MBIA Insd)........................... 6.250    07/01/16      5,817,300
 1,000    Delaware Cnty, PA Auth College Neumann College
          Rfdg............................................ 6.000    10/01/31      1,012,820
 1,000    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/10        779,870
 1,045    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/11        768,326
 1,225    Delaware Cnty, PA Cap Apprec Rfdg...............   *      11/15/12        848,055
 1,500    Delaware Vly, PA Regl Fin Auth.................. 5.750    07/01/17      1,695,060
 2,735    Exeter Twp, PA Sch Dist (FGIC Insd)............. 5.000    05/15/25      2,760,764
 2,000    Greater Latrobe, PA Sch Auth (FGIC Insd)........ 5.250    04/01/17      2,126,180
 1,500    Harrisburg, PA Res Gtd Sub Ser D 2 (FSA Insd)... 5.000    12/01/33      1,593,360
 1,000    Lycoming Cnty, PA Auth College Rev PA College of
          Technology (AMBAC Insd)......................... 5.350    07/01/26      1,030,600
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd).......   *      09/01/19        525,490
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd).......   *      09/01/20        492,213
 1,095    Mars, PA Area Sch Dist Ser AA (MBIA Insd).......   *      09/01/21        459,287
 2,500    Mercer Cnty, PA Indl Dev Auth Wtr Facs
          Philadelphia Sub Corp (AMT) (MBIA Insd)......... 6.000    07/01/30      2,660,425
 1,000    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr............................................. 6.000    01/01/43      1,020,330
 1,205    Monroeville, PA Muni Auth San Ser B (MBIA
          Insd)........................................... 5.250    12/01/18      1,277,445
 1,350    Monroeville, PA Muni Auth San Ser B (MBIA
          Insd)........................................... 5.250    12/01/20      1,428,786

 6                                             See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,500    Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
          Rev Abington Mem Hosp Ser A..................... 5.125%   06/01/32   $  1,466,295
 1,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Adult Cmntys Total Svcs Ser B......... 5.625    11/15/12      1,045,070
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
          Montenay Proj Ser A (MBIA Insd)................. 5.250    11/01/14      1,093,320
 1,000    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          53A (AMT)....................................... 6.000    10/01/15      1,037,560
 2,450    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          66A (AMT)....................................... 5.650    04/01/29      2,489,004
 2,000    Pennsylvania St Higher Ed Fac Auth Rev Drexel
          Univ............................................ 5.500    05/01/17      2,126,220
 1,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
          Univ............................................ 5.500    05/01/34      1,004,370
 1,000    Pennsylvania St Higher Ed Fac Auth Rev Thomas
          Jefferson....................................... 5.375    01/01/25      1,029,240
 1,500    Pennsylvania St Higher Ed Fac Clarion Univ Fndtn
          Inc Ser A (XLCA Insd)........................... 5.250    07/01/18      1,585,395
 1,500    Pennsylvania St Higher Ed Fac Clarion Univ Fndtn
          Inc Ser A (XLCA Insd)........................... 5.000    07/01/33      1,482,870
 1,000    Pennsylvania St Higher Ed Fac Messiah College
          Ser AA3 (Radian Insd)........................... 5.500    11/01/22      1,037,840
 1,560    Pennsylvania St Higher Ed Fac Philadelphia
          College Osteopathic Med......................... 5.000    12/01/16      1,609,202
 1,850    Pennsylvania St Higher Ed UPMC Hlth Sys Ser A... 6.000    01/15/31      1,943,444
 3,015    Pennsylvania St Tpk Commn Ser T Rfdg (FGIC
          Insd)........................................... 5.500    12/01/10      3,388,920
 1,970    Pennsylvania St Univ Rfdg....................... 5.250    03/01/18      2,108,491
 1,500    Philadelphia, PA (FSA Insd)..................... 5.250    09/15/25      1,535,070
 1,005    Philadelphia, PA Auth Indl Dev Amern College Of
          Physicians...................................... 5.500    06/15/27      1,028,929
 2,500    Philadelphia, PA Auth Indl Dev Philadelphia Arpt
          Sys Proj Ser A (AMT) (FGIC Insd)................ 5.250    07/01/28      2,523,450
 4,250    Philadelphia, PA Gas Wks Rev 12th Ser B
          (Escrowed to Maturity) (MBIA Insd).............. 7.000    05/15/20      5,194,903
 4,200    Philadelphia, PA Wtr & Swr Rev Cap Apprec 14th
          Ser (MBIA Insd).................................   *      10/01/07      3,835,860
 5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
          Asset Dist Sales Tax (AMBAC Insd)............... 5.000    02/01/24      5,039,650
 2,500    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500    09/01/17      2,662,550
 2,000    Pittsburgh, PA Ser A (Prerefunded @ 09/01/09)
          (FGIC Insd)..................................... 5.750    09/01/21      2,250,460
 2,000    Pittsburgh, PA Wtr & Swr Rfdg (FGIC Insd)....... 6.500    09/01/13      2,363,820
 1,000    Southcentral, PA Gen Auth Rev Wellspan Hlth
          Oblig (MBIA Insd)............................... 5.375    05/15/28      1,029,290

See Notes to Financial Statements                                              7

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,905    State Pub Sch Bldg Auth PA Conneaut Sch Dist
          Proj (FGIC Insd)................................ 5.250%   11/01/18   $  2,047,265
 1,205    State Pub Sch Bldg Auth PA Sch Tuscarora Sch
          Dist Proj (FSA Insd)............................ 5.250    04/01/20      1,277,565
 1,270    State Pub Sch Bldg Auth PA Sch Tuscarora Sch
          Dist Proj (FSA Insd)............................ 5.250    04/01/21      1,341,679
 1,500    Susquehanna Area Regl Arpt Auth PA Arpt Ser D... 5.375    01/01/18      1,477,785
 1,850    Trinity Area Sch Dist PA (FGIC Insd)............ 5.250    11/01/20      1,967,364
   535    Unity Twp, PA Muni Auth Gtd Swr Cap Apprec
          (AMBAC Insd)....................................   *      11/01/14        342,036
 1,075    Wilson, PA Sch Dist Second Ser (FSA Insd)....... 5.375    05/15/16      1,160,119
 1,100    York Cnty, PA (AMBAC Insd)...................... 5.000    06/01/20      1,137,697
                                                                               ------------
                                                                                109,349,077
                                                                               ------------
          U. S. VIRGIN ISLANDS  1.5%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd).......................... 6.125    10/01/29      1,070,410
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  153.9%
  (Cost $104,027,234).......................................................    110,419,487

SHORT-TERM INVESTMENT  1.9%
  (Cost $1,400,000).........................................................      1,400,000
                                                                               ------------

TOTAL INVESTMENTS  155.8%
  (Cost $105,427,234).......................................................    111,819,487
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............................        (43,305)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (55.7%).................    (40,009,189)
                                                                               ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 71,766,993
                                                                               ============

*   Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
Radian--Radian Asset Assurance
XLCA--XL Capital Assurance Inc.

 8                                             See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $105,427,234).......................  $111,819,487
Cash........................................................        54,509
Receivables:
  Interest..................................................     1,712,052
  Investments Sold..........................................        85,000
Other.......................................................           673
                                                              ------------
    Total Assets............................................   113,671,721
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,567,315
  Investment Advisory Fee...................................        55,731
  Income Distributions--Common Shares.......................        22,068
  Other Affiliates..........................................         7,092
  Administrative Fee........................................         4,644
Trustees' Deferred Compensation and Retirement Plans........       194,798
Accrued Expenses............................................        43,891
                                                              ------------
    Total Liabilities.......................................     1,895,539
Preferred Shares (including accrued distributions)..........    40,009,189
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 71,766,993
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($71,766,993 divided by
  4,368,552 shares outstanding).............................  $      16.43
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,368,552 shares issued and
  outstanding)..............................................  $     43,686
Paid in Surplus.............................................    64,236,073
Net Unrealized Appreciation.................................     6,392,253
Accumulated Net Realized Gain...............................       656,862
Accumulated Undistributed Net Investment Income.............       438,119
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 71,766,993
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $111,766,993
                                                              ============

See Notes to Financial Statements                                              9

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,818,985
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      344,088
Preferred Share Maintenance.................................       57,277
Trustees' Fees and Related Expenses.........................       37,893
Administrative Fee..........................................       28,673
Legal.......................................................        9,604
Custody.....................................................        4,016
Other.......................................................       65,944
                                                              -----------
    Total Expenses..........................................      547,495
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,271,490
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   656,930
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,168,124
  End of the Period.........................................    6,392,253
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,775,871)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,118,941)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (218,592)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $   933,957
                                                              ===========

 10                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 2,271,490         $ 4,823,820
Net Realized Gain.......................................        656,930           2,009,409
Net Unrealized Depreciation During the Period...........     (1,775,871)         (1,150,733)

Distributions to Preferred Shareholders:
  Net Investment Income.................................        (77,379)           (341,199)
  Net Realized Gain.....................................       (141,213)            (97,678)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        933,957           5,243,619

Distributions to Common Shareholders:
  Net Investment Income.................................     (2,223,420)         (4,748,108)
  Net Realized Gain.....................................     (1,876,119)           (887,691)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................     (3,165,582)           (392,180)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     74,932,575          75,324,755
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $438,119 and $467,428,
  respectively).........................................    $71,766,993         $74,932,575
                                                            ===========         ===========

See Notes to Financial Statements                                             11

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     -------------------
                                                               2004        2003      2002 (e)
                                                            ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 17.15      $ 17.24    $ 17.28
                                                             -------      -------    -------
  Net Investment Income....................................      .52         1.11       1.19
  Net Realized and Unrealized Gain/Loss....................     (.25)         .19        .08
Common Share Equivalent of Distributions Paid to Preferred
  Shareholders:
  Net Investment Income....................................     (.02)        (.08)      (.12)
  Net Realized Gain........................................     (.03)        (.02)      (.03)
                                                             -------      -------    -------
Total from Investment Operations...........................      .22         1.20       1.12
Distributions Paid to Common Shareholders:
  Net Investment Income....................................     (.51)       (1.09)     (1.05)
  Net Realized Gain........................................     (.43)        (.20)      (.11)
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 16.43      $ 17.15    $ 17.24
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 14.60      $ 16.23    $ 16.45
Total Return (a)...........................................   -4.79%*       6.54%     11.96%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  71.8      $  74.9    $  75.3
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)........................................    1.46%        1.43%      1.50%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)..........................    6.06%        6.40%      7.02%
Portfolio Turnover.........................................       3%*         31%        19%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (b)...............................................     .95%         .93%       .97%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    5.85%        5.95%      6.32%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    1,600        1,600      1,600
Asset Coverage Per Preferred Share (d).....................  $69,860      $71,846    $72,101
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)Ratios reflect the effect of dividend payments to preferred shareholders.

(d)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
      2001       2000      1999       1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------
     $ 16.40   $  16.18   $ 17.66   $  17.23   $  16.72   $  16.69   $  14.63   $  17.33
     -------   --------   -------   --------   --------   --------   --------   --------
        1.21       1.27      1.24       1.24       1.25       1.24       1.25       1.25
        1.15        .28     (1.46)       .47        .54        .04       2.06      (2.77)
        (.25)      (.37)     (.30)      (.32)      (.32)      (.32)      (.36)      (.27)
        (.09)       -0-       -0-        -0-        -0-        -0-        -0-       (.01)
     -------   --------   -------   --------   --------   --------   --------   --------
        2.02       1.18      (.52)      1.39       1.47        .96       2.95      (1.80)
        (.93)      (.96)     (.96)      (.96)      (.96)      (.93)      (.89)      (.88)
        (.21)       -0-       -0-        -0-        -0-        -0-        -0-       (.02)
     -------   --------   -------   --------   --------   --------   --------   --------
     $ 17.28   $  16.40   $ 16.18   $  17.66   $  17.23   $  16.72   $  16.69   $  14.63
     =======   ========   =======   ========   ========   ========   ========   ========

     $ 15.75   $14.9375   $14.625   $  17.25   $16.4375   $ 15.125   $  14.00   $ 12.125
      13.31%      9.10%   -10.14%     11.03%     15.38%     14.85%     23.03%    -19.94%
     $  75.4   $   71.5   $  70.6   $   77.0   $   75.2   $   72.9   $   72.8   $   63.8
       1.71%      1.78%     1.69%      1.67%      1.70%      1.77%      1.77%      1.80%
       7.12%      7.89%     7.22%      7.11%      7.41%      7.48%      7.96%      7.75%
         17%        31%        7%         3%         2%         2%         9%         5%

       1.10%      1.13%     1.10%      1.10%      1.10%      1.14%      1.12%      1.15%
       5.70%      5.59%     5.45%      5.25%      5.48%      5.52%      5.68%      6.05%

       1,600      1,600     1,600        800        800        800        800        800
     $72,107   $ 69,704   $69,097   $146,292   $143,968   $141,175   $141,025   $129,764
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             13

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Pennsylvania Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Pennsylvania municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, the Trust had $1,567,315 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $105,326,880
                                                                ============
Gross tax unrealized appreciation...........................    $  6,750,139
Gross tax unrealized depreciation...........................        (257,532)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  6,492,607
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2003 was as follows:

                                                                   2003
Distributions paid from:
  Ordinary income...........................................    $   43,589
  Long-term capital gain....................................       962,055
                                                                ----------
                                                                $1,055,644
                                                                ==========

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $  155,602
Undistributed long-term capital gain........................    $1,897,803

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from ..05% to .00%.

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $13,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,209,760 and $7,153,096, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2004 was 1.048%. During the six months ended April 30, 2004, the rates ranged from 0.880% to 1.320%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VAP SAR 6/04 RN04-00732P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)Van Kampen Advantage Pennsylvania Municipal Income Trust

By:/s/ Ronald E. Robison
   ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004